UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 9, 2005

Date of Report   (Date of earliest event reported)

INVESTORS TITLE COMPANY

(Exact name of Registrant as specified in its charter)

North Carolina	0-11774	56-1110199
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

121 North Columbia Street Chapel Hill, North Carolina 27514
(Address of principal executive offices)

(919) 968-2200
(Registrant’s telephone number, including area code)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

        Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release of Investors Title Company, dated May 9, 2005, reporting Investors Title Company’s financial results for the fiscal quarter ended March 31, 2005.

        The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

    (c)        Exhibits. The following exhibit is furnished as part of this Report:

Exhibit 99.1 — Press Release of Investors Title Company dated May 9, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS TITLE COMPANY

Date: May 9, 2005	By: /s/ James A. Fine, Jr. James A. Fine, Jr. President, Treasuer and Chief Officer

EXHIBIT INDEX Exhibit No. Description 99.1 Press release issued by Investors Title Company on May 9, 2005.